SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            MDU Resources Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

(1)     Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------


(2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
(5)     Total fee paid:

        ------------------------------------------------------------------------

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        ------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
   (3)  Filing Party:

        ------------------------------------------------------------------------
   (4)  Date Filed:

        ------------------------------------------------------------------------

MDU RESOURCES
GROUP, INC.
--------------------------------------------------------------------------------
400 NORTH FOURTH STREET                                        JOHN A. SCHUCHART
BISMARCK, ND 58501                                         CHAIRMAN OF THE BOARD
(701) 222-7900

                                                                   March 3, 1997

To Our Stockholders:

       You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, April 22, 1997, at 11:00 A.M., Central Daylight Time, at 909 Airport Road, Bismarck, North Dakota 58504. The other directors and the officers join me in extending this invitation.

       The formal matters to be acted upon at the meeting are described in the accompanying Notice of Meeting and Proxy Statement. I would like to note for your special attention that the Board of Directors has recommended to the owners of Common Stock of the Company the approval of long-term incentive plans for non-employee directors and for executives. These plans are designed to foster and promote the success of the Company and its stockholders by making an equity interest in the Company and a long-term approach essential elements of the compensation of non-employee directors and executives. Under the plans, the Board of Directors and the Compensation Committee will have the means to craft proper incentives and rewards for non-employee directors and executives. Your Company has recently acquired businesses which operate in highly competitive markets. Additionally, its traditional utility markets have become deregulated (natural gas) or soon will be deregulated (electricity). In the past your Company has, from time to time, brought single component plans to you for approval. This has been done as needed, with two, three, or more years passing between each submittal. The changing competitive environment demands more flexibility and quicker reaction times. The plans provide both.

       The plans will serve as an organizational umbrella over the existing single component incentive plans and will not duplicate those plans. Giving the Board the flexibility to react to the changing environment will advance the Company's interests by enhancing its ability to attract, retain and motivate, on a long-term basis, outstanding individuals of the highest caliber, talent, and experience to serve in key positions with the Company. The Board believes that by aligning the interests of those in a position to make significant contributions to the success of the Company with the interests of the stockholders of the Company encourages and promotes the long-term growth and success of the Company.

       In addition to the formal issues, a brief report on current matters of interest will be presented. Luncheon will be served following the meeting.

       We were pleased with the response of our stockholders at the 1996 Annual Meeting at which 89.0 percent of the Common Stock was represented in person or by proxy. We hope that participation by our stockholders in the affairs of the Company will increase and that there will be an even greater representation at the 1997 meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

       Representation of your shares at the meeting is very important and we urge that, whether or not you now plan to attend the meeting, you promptly mark, date, sign and return the enclosed proxy card in the envelope provided for that purpose. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

       I hope you will find it possible to attend the meeting.

                                       Sincerely,

                                       /s/John A. Schuchart
                                       --------------------
                                          John A. Schuchart

                           MDU RESOURCES GROUP, INC.
                            400 NORTH FOURTH STREET
                          BISMARCK, NORTH DAKOTA 58501

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 22, 1997

                                   ----------

                                                                   March 3, 1997

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 22, 1997, at 11:00 A.M., Central Daylight Time, for the following purposes:

       (1) To elect four directors to three year terms and one director to a two year term;

       (2) To consider and take action upon a proposal, declared advisable by the Board of Directors, to approve the 1997 Non-Employee Director Long-Term Incentive Plan, all as more fully described in the accompanying Proxy Statement dated March 3, 1997;

       (3) To consider and take action upon a proposal, declared advisable by the Board of Directors, to approve the 1997 Executive Long-Term Incentive Plan, all as more fully described in the accompanying Proxy Statement dated March 3, 1997; and

       (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

       The Board of Directors has fixed the close of business on February 27, 1997, as the record date for the determination of common stockholders who will be entitled to notice of and to vote at the meeting.

       All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. It is requested that you date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. Your cooperation will be appreciated.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/Lester H. Loble, II
                                       ----------------------
                                       Lester H. Loble, II
                                       SECRETARY

                            MDU RESOURCES GROUP, INC.
                             400 NORTH FOURTH STREET
                          BISMARCK, NORTH DAKOTA 58501

                                   ----------

                                 PROXY STATEMENT

                                   ----------

       This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 22, 1997. The proxy material was first forwarded to the holders of Common Stock on March 3, 1997.

       Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not in and of itself revoke a proxy.

       The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone or other electronic means. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and will, upon request, be reimbursed for reasonable expenses incurred. Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,000 plus out-of-pocket expenses.

                         VOTING SECURITIES OUTSTANDING

       Only holders of record of Common Stock at the close of business on February 27, 1997, will be entitled to vote at the meeting. On such date there were outstanding 28,596,475 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

       The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present for purposes of determining a quorum.

       Under Delaware law, if a quorum is present, the nominees for election as directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as directors.
"Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

       Approval of the 1997 Non-Employee Director Long-Term Incentive Plan and the 1997 Executive Long-Term Incentive Plan requires the affirmative votes of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote. Abstentions will have the effect of a "no" vote; broker non-votes will have no effect.

       As of February 27, 1997, no person held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company.

                             ELECTION OF DIRECTORS

       At the meeting, one Director will be elected to serve a term of two years until 1999, four Directors will be elected to serve for a term of three years until 2000, and until their respective successors are elected and qualify. All of the nominees are incumbent Directors and are nominated for reelection. Unless otherwise marked on the proxy, shares of the Common Stock represented by the proxy will be voted for the nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy.

Information concerning the nominees, including their ages, periods of service as directors and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

NAME
----
John A. Schuchart
(to be  elected  for a term of two  years expiring in 1999)

AGE
---
67

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1976

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Schuchart, Chairman of the Board, was named Chief Executive Officer in June 1980 and Chairman in May 1983. He retired as Chief Executive Officer on December 31, 1994. Mr. Schuchart also serves as an ex officio Director of the subsidiaries of the Company, the Managing Committee of Montana-Dakota Utilities Co., and the MDU Resources Foundation. Mr. Schuchart serves on various civic and charitable organizations in Bismarck, North Dakota, including the Board of Regents of the University of Mary.

NAME
----
San W.  Orr,  Jr.
(to be elected for a term of three years expiring  in 2000)

AGE
---
55

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1978

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Orr is an attorney and is in the business of financial and estate management. He is Chairman of the Boards and a Director of Marathon Electric Manufacturing Corporation, Mosinee Paper Corporation, and Wausau Paper Mills Company. He is a Director of Wausau Insurance Com-panies, Marshall & Ilsley Corporation, M & I First American Bank, and M & I Marshall & llsley Bank. Mr. Orr also serves on various civic and charitable organizations in Wisconsin including the Board of Regents of the University of Wisconsin System. He currently serves on the Audit and Compensation Committees of the Board of Directors and is Vice Chairman of the Board.

NAME
----
Harry J.  Pearce
(to be elected for a term of three years expiring in 2000)

AGE
---
54

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1997

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Pearce is the Vice Chairman and a Director of General Motors Corporation. He is a Director of Hughes Electronics Corporation, General Motors Acceptance Corporation, Marriott International Inc., the American Automobile Manufacturers Association, and the Economic Strategy Institute, the Theodore Roosevelt Medora Foundation, and is a member of the United States Air Force Academy's Board of Visitors. He also serves on the Board of Trustees of Howard University and is a member of the Northwestern University School of Law's Visiting Committee and the Dean's Advisory Council.

NAME
----
Homer A. Scott,  Jr.
(to be elected  for a term of three years expiring in 2000)

AGE
---
62

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1981

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Scott is engaged in the banking and ranching business in the states of Wyoming and Montana. He is a Director and Chairman of the Board of First Interstate BancSystem of Montana, Inc., a Director of First Interstate Bank of Commerce, Montana and Chairman of the Board and a Director of First Interstate Bank of Commerce, Wyoming. Mr. Scott is a Director and President of Sugarland Enterprises, Inc., and the managing partner of Sugarland Development Company, a commercial property development company in Sheridan, Wyoming. He is the owner of the Sheridan Holiday Inn, principal owner of Sports Mate, Inc., and owner of Powder Horn Ranch, a housing development and golf course in Sheridan, Wyoming. He currently serves on the Audit and Compensation Committees of the Board of Directors.

NAME
----
Sister  Thomas  Welder,  O.S.B.
(to be elected for a term of three years  expiring in 2000)

AGE
---
56

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1988

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Sister Welder is the President of the University of Mary, Bismarck, North Dakota. She is a Director of St. Alexius Medical Center of Bismarck and Chair of its Marketing Committee. She is also a Director of the Bismarck-Mandan Development Association and is a member and past Director of the Bismarck-Mandan Area Chamber of Commerce. She is also a member of the Theodore Roosevelt Medora Founder's Society and Consultant-Evaluator Corps for the North Central Association of Colleges and Schools. She currently serves on the Nominating and Finance Committee of the Board of Directors.

     Certain information concerning the remaining directors, whose terms expire in 1998 or in 1999, including their ages, periods of service as directors and business experience, according to information furnished to the Company, is set forth as follows:

NAME
----
Douglas C. Kane
(term expiring in 1998)

AGE
---
47

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1991

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Kane joined the Company as Executive Vice President and Chief Operating Officer in January 1991. Prior to that time he was President and Chief Executive Officer of Knife River Coal Mining Company from May 1990, President from September 1987 and previously had served as Senior Vice President--Operations. During 1996, Mr. Kane served as Director and/or officer of principal subsidiaries of the Company and as a member of the Managing Committee of Montana-Dakota Utilities Co.

NAME
----
Richard L. Muus
(term expiring in 1998)

AGE
---
67

FIRST YEAR OF SERVICE AS DIRECTOR
----------------------------------
1985

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Muus retired in April 1989 after 35 years with the Midwest Federal Savings Bank, Minot, North Dakota. At the time of his retirement, Mr. Muus was the President and a Director of the bank. Mr. Muus is a member and past Director and officer of the Minot Area Chamber of Commerce and a past Director of the Minot Area Development Corporation. He is a member of the Military Affairs and Diplomats Committee of the Chamber of Commerce. He is a member of the Board of Regents of Minot State University. He also served on the Advisory Board and Finance Committee of St. Joseph Hospital, Minot, North Dakota for 30 years. He currently serves on the Audit and Finance Committees of the Board of Directors.

NAME
----
John L. Olson
(term  expiring  in 1998)

AGE
---
57

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1985

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Olson is President and the owner of Blue Rock Products Company and of Blue Rock Distributing Company located in Sidney, Montana, a beverage bottling and distributing company, respectively. Mr. Olson also is the Chairman of the Board and a Director of Admiral Beverage Corporation, Worland, Wyoming, and Ogden, Utah; he is Chairman of the Board and Director of the Foundation for Community Care, Sidney, Montana and a trustee of the University of Montana Foundation; he is trustee for Blue Rock Products Company Profit Sharing Trust, Sidney, Montana. He currently serves on the Audit, Compensation, and Nominating Committees of the Board of Directors.

NAME
----
Joseph T. Simmons
(term  expiring in 1998)

AGE
---
61

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1984

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Simmons is Professor of Accounting and Finance, University of South Dakota, Vermillion and was Visiting Professor of Finance, University of Warsaw, Warsaw, Poland (February--July 1994). Mr. Simmons is the Chairman and President of Simmons Financial Management, Inc. and owner of Simmons & Associates. He also serves on the Boards of GRO/TECH and RE/SPEC in Rapid City, South Dakota and Dairilean, Inc. in Sioux Falls, South Dakota. He currently serves on the Finance and Nominating Committees of the Board of Directors.

NAME
----
Thomas Everist
(term expiring in 1999)

AGE
---
46

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1995

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Everist is the President and Chief Executive Officer of L. G. Everist, Sioux Falls, South Dakota, an aggregate production company. He is Vice President of Spencer Quarries, Spencer, South Dakota, a rock quarry, and Director of Power Plant Aggregates and Midwest Fly Ash, both of Sioux City, Iowa, which market fly ash, kiln dust and concrete additives, a Director of Standard Ready Mix, of
Sioux City, Iowa, and a Director of Raven Industries, Inc. a general manufacturer of electronics, sewn products and plastics, of Sioux Falls, South Dakota. He currently serves on the Finance Committee of the Board of Directors.

NAME
----
Harold J.  Mellen,  Jr.
(term expiring in 1999)

AGE
---
62

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1989

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Mellen joined the Company in 1985 as Vice President--Corporate Development and was named Senior Vice President--Finance and Chief Financial Officer in May 1987, Executive Vice President and Chief Financial and Corporate Development Officer in August 1989, and President and Chief Corporate Development Officer in May 1992. Mr. Mellen became the President and Chief Executive Officer on January 1, 1995. During 1996, Mr. Mellen served as Chairman of the Board, a Director and/or an officer of all principal subsidiaries and Chairman of the Managing Committee of Montana-Dakota Utilities Co.

NAME
----
Robert L. Nance
(term expiring in 1999)

AGE
---
60

FIRST YEAR OF SERVICE AS DIRECTOR
---------------------------------
1993

[PHOTO]

BUSINESS EXPERIENCE
-------------------
Mr. Nance is the majority owner and President of Nance Petroleum Corporation, Billings, Montana, an oil and gas exploration and production company. He is also a Director of First Interstate Bank of Commerce, Billings, Montana. He serves on the National Board of Governors and Executive Committee of the Independent Petroleum Association of America, and serves on the Board and is Chairman of the Petroleum Technology Transfer Council. He currently serves on the Finance and Nominating Committees of the Board of Directors.

Except where expressly noted, no corporation or organization named above is a parent, subsidiary or other affiliate of the Company.

       During 1996, the Board of Directors had four meetings. The Board of Directors has an Audit Committee, a Nominating Committee, a Finance Committee and a Compensation Committee. All committees are composed entirely of outside directors. The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. The independent accountants have free access to the Committee and the Board of Directors. In 1996, the Committee met three times and reviewed the scope, timing and fees for the annual audit, other services provided by the independent accountants, and the results of audit examinations completed by the independent accountants. The Audit Committee reports the results of its activities to the full Board of Directors. No member of the Audit Committee is or has been an employee of the Company. The Nominating Committee, which met four times during 1996, recommends to the full Board of Directors nominees for director. The Compensation Committee, which met four times during 1996, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met four times during 1996, reviews corporate financial plans, policies, budgets, investments, acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company. All incumbent Directors attended more than 75 percent of the combined total of the meetings of the Board and of the Committees on which the Director served.

              1997 NON-EMPLOYEE DIRECTOR LONG-TERM INCENTIVE PLAN

       At its meeting on February 6, 1997, the Board of Directors adopted the 1997 Non-Employee Director Long-Term Incentive Plan (the "Director Plan"), subject to ratification by the stockholders.

       The Board of Directors believes that the Director Plan will help attract qualified persons to serve as directors, increase the equity interests of directors in the Company and strengthen the common interest of directors, stockholders and customers. The Director Plan is also intended to provide appropriate incentives and rewards to encourage directors to take a long-term approach in the formulation of corporate policy and to encourage them to remain on the Board.

       The complete text of the Director Plan is set forth as Exhibit "A" hereto. The following is a summary of the material features of the Director Plan and is qualified in its entirety by reference to Exhibit "A".

PURPOSE OF THE DIRECTOR PLAN

       The purpose of the Director Plan is to promote the success and enhance the value of the Company by linking the personal interests of non-employee directors to those of the Company's stockholders and customers. The Director Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as directors of the Company.

EFFECTIVE DATE AND DURATION

       The Director Plan will become effective upon ratification by the stockholders, and shall remain in effect, subject to the right of the Board of Directors to terminate the Director Plan at any time, until all shares subject to the Director Plan shall have been purchased or acquired.

AMENDMENTS

       The Board may, at any time and from time to time, alter, amend, suspend or terminate the Director Plan in whole or in part.

ADMINISTRATION OF THE DIRECTOR PLAN

       The Director Plan will be administered by a committee appointed by the Board of Directors or by the Board of Directors (the "Committee").

SHARES SUBJECT TO THE DIRECTOR PLAN

       The Director Plan authorizes the grant of up to 200,000 shares of MDU Resources Group, Inc. Common Stock. Shares underlying awards that lapse or are forfeited may be reused for subsequent awards. Shares may be authorized but unissued shares of Common Stock, treasury stock or shares purchased on the open market. The market value of Company Common Stock as of December 31, 1996 was $23.00.

       If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make such adjustments to the number and class of shares of stock delivered, and the number and class and/or price of shares of Common Stock subject to outstanding awards made under the Director Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

ELIGIBILITY AND PARTICIPATION

       Only non-employee directors of the Company are eligible to participate in the Director Plan. The number of directors who will be eligible initially to participate under the Director Plan will be ten.

GRANTS UNDER THE DIRECTOR PLAN

       STOCK OPTIONS. The Committee may grant nonqualified stock options under the Director Plan. The exercise price for each such award shall be the average of the high and low sale prices of Company Common Stock on the date of grant. Options shall expire at such times and shall have such other terms and conditions as the Committee may determine at the time of grant.

       The option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, by share withholding, cashless exercise or in a combination of the foregoing.

       STOCK APPRECIATION RIGHTS. SARs granted under the Director Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the average of the high and low sale prices of a share of Company Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the option price of the related option.

       Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth in the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related option is exercisable.

       Upon exercise of an SAR, a participant will receive the product of the excess of the fair market value of a share of Company Common Stock on the date of exercise over the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise may be made in cash, in shares of Company Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

       RESTRICTED STOCK. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee.

       Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and, subject to the Committee's right to determine otherwise at the time of grant, will receive regular cash dividends. All other distributions paid with respect to the restricted stock shall be credited subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

       PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee shall set performance goals, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of performance units/shares that will be paid out to participants.

       Participants   shall  receive   payment  of  the  value  of   performance
units/shares earned after the end of the performance period. Payment of performance units/shares shall be made in cash and/or shares of Common Stock which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

       OTHER AWARDS. The Committee may make other awards which may include, without limitation, the grant of shares of Common Stock based upon certain specified conditions and the payment of shares in lieu of cash based on performance criteria established by the Committee.

TERMINATION OF DIRECTOR STATUS

       Each award agreement shall set forth the participant's rights with respect to each award following termination of his position on the Board of Directors.

TRANSFERABILITY

       Except as otherwise determined by the Committee at the time of grant, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a participant's rights shall be exercisable only by the participant or legal representative during his or her lifetime.

CHANGE IN CONTROL

       Upon a change in control, as defined below,

       (a) Any and all options and SARs granted under the Director Plan shall become immediately exercisable;

       (b) Any restriction periods and restrictions imposed on restricted stock shall be deemed to have expired and such restricted stock shall become immediately vested in full; and

       (c) The target payout opportunity attainable under all outstanding awards of performance units, performance shares and other awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all awards denominated in shares shall be accelerated as of the effective date of the change in control, and there shall be paid out in cash to participants immediately following the effective date of the change in control the full amount of the targeted cash payout opportunities associated with outstanding cash-based awards.

       For purposes of the above, a change in control of the Company means the earliest of the following events to occur: (i) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (ii) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (iii) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iv) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (v) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company; or (vi) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

AWARD INFORMATION

       It is not possible at this time to determine awards that will be made pursuant to the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief description of the federal tax consequences related to options to be awarded under the Director Plan.

     CONSEQUENCES TO THE OPTIONHOLDER

GRANT. There are no federal income tax consequences to the optionholder solely by reason of the grant of an option under the Director Plan.

EXERCISE. Upon the exercise of an option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid as the exercise price.

The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

DISPOSITION OF SHARES ACQUIRED UNDER AN OPTION. If an optionholder disposes of shares of Company Common Stock acquired upon exercise of an option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be long-term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

     CONSEQUENCES TO THE COMPANY

There are no federal income tax consequences to the Company by reason of the grant of options.

At the time the optionholder recognizes ordinary income from the exercise of an option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above).

The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an option.

     OTHER TAX CONSEQUENCES

The foregoing discussion is not a complete description of the federal income tax aspects of options under the Director Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Approval of the Director Plan requires the affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote. If a choice has been specified by a stockholder by means of the ballot on the Proxy, the shares of Common Stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

                     1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

       At its meeting on February 6, 1997, the Board of Directors adopted the 1997 Executive Long-Term Incentive Plan (the "Executive Plan"), subject to ratification by the stockholders.

       The Board of Directors believes that the Executive Plan will help attract qualified persons to serve as officers and key employees of the Company, increase the equity interests of executives in the Company and strengthen the common interest of executives, stockholders and customers. The Executive Plan is also intended to provide appropriate incentives and rewards to encourage executives to take a long-term approach in the formulation of corporate policy and to encourage them to remain with the Company.

       The complete text of the Executive Plan is set forth as Exhibit "B" hereto. The following is a summary of the material features of the Executive Plan and is qualified in its entirety by reference to Exhibit "B".

PURPOSE OF THE EXECUTIVE PLAN

       The purpose of the Executive Plan is to promote the success and enhance the value of the Company by linking the personal interests of officers and key employees to those of the Company's stockholders and customers. The Executive Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as officers and key employees of the Company.

EFFECTIVE DATE AND DURATION

       The Executive Plan will become effective upon ratification by the stockholders, and shall remain in effect, subject to the right of the Board of Directors to terminate the Executive Plan at any time, until all shares subject to the Executive Plan shall have been purchased or acquired; provided, however, that no awards may be made after the tenth anniversary of the effective date.

AMENDMENTS

       The Board may, at any time and from time to time, alter, amend, suspend or terminate the Executive Plan in whole or in part, subject to certain restrictions as stated therein.

ADMINISTRATION OF THE EXECUTIVE PLAN

       The Executive Plan will be administered by the Compensation Committee of the Board or by any other committee appointed by the Board of Directors (the "Committee").

SHARES SUBJECT TO THE EXECUTIVE PLAN

       The Executive Plan authorizes the grant of up to 1,200,000 shares of MDU Resources Group, Inc. Common Stock. Shares underlying awards that lapse or are forfeited may be reused for subsequent awards. Shares may be authorized but unissued shares of Common Stock, treasury stock or shares purchased on the open market. The market value of Company Common Stock as of December 31, 1996 was $23.00.

       If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make such adjustments to the number and class of shares of stock delivered, and the number and class and/or price of shares of Common Stock subject to outstanding awards made under the Executive Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

ELIGIBILITY AND PARTICIPATION

       Employees eligible to participate in the Executive Plan include all officers and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board of Directors, but excluding directors who are not employees. It is anticipated that the approximate number of employees who will be eligible initially to participate under the Executive Plan will be 31.

GRANTS UNDER THE EXECUTIVE PLAN

       STOCK OPTIONS. The Committee may grant incentive stock options ("ISOs"), nonqualified stock options ("NQSOs") or a combination thereof under the Executive Plan. The exercise price for each such award shall be not less than the average of the high and low sale prices of Company Common Stock on the date of grant. Options shall expire at such times and shall have such other terms and conditions as the Committee may determine at the time of grant, provided, however, that no ISO shall be exercisable later than the tenth anniversary of its grant.

       The option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, by share withholding, cashless exercise or in a combination of the foregoing.

       STOCK APPRECIATION RIGHTS. SARs granted under the Executive Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the average of the high and low sale prices of a share of Company Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the option price of the related option.

       Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth in the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related option is exercisable.

       Upon exercise of an SAR, a participant will receive the product of the excess of the fair market value of a share of Company Common Stock on the date of exercise over the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise may be made in cash, in shares of Company Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

       RESTRICTED STOCK. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee.

       Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and, subject to the Committee's right to determine otherwise at the time of grant, will receive regular cash dividends. All other distributions paid with respect to the restricted stock shall be credited subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

       PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee shall set performance goals, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of performance units/shares that will be paid out to participants.

       Participants   shall  receive   payment  of  the  value  of   performance
units/shares earned after the end of the performance period. Payment of performance units/shares shall be made in cash and/or shares of Common Stock which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

       OTHER AWARDS. The Committee may make other awards which may include, without limitation, the grant of shares of common stock based upon certain specified conditions and the payment of shares in lieu of cash based on performance criteria established by the Committee.

TERMINATION OF EMPLOYMENT

       Each award agreement shall set forth the participant's rights with respect to each award following termination of employment with the Company.

TRANSFERABILITY

       Except as otherwise determined by the Committee at the time of grant and subject to the provisions of the Executive Plan, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a participant's rights shall be exercisable only by the participant or legal representative during his or her lifetime.

CHANGE IN CONTROL

       Upon a change in control, as defined below,

       (a) Any and all options and SARs granted under the Executive Plan shall become immediately exercisable;

       (b) Any restriction periods and restrictions imposed on restricted stock shall be deemed to have expired and such restricted stock shall become immediately vested in full; and

       (c) The target payout opportunity attainable under all outstanding awards of performance units, performance shares and other awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all awards denominated in shares shall be accelerated as of the effective date of the change in control, and there shall be paid out in cash to participants immediately following the effective date of the change in control the full amount of the targeted cash payout opportunities associated with outstanding cash-based awards.

       For purposes of the above, a change in control of the Company means the earliest of the following events to occur: (i) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (ii) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (iii) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iv) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (v) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company; or (vi) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

AWARD INFORMATION

       It is not possible at this time to determine awards that will be made pursuant to the Executive Plan.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a brief description of the federal tax consequences related to options to be awarded under the Executive Plan.

       CONSEQUENCES TO THE OPTIONHOLDER

GRANT. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NQSOs under the Executive Plan.

EXERCISE. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the optionholder generally must exercise the option no later than three (3) months following the termination of employment. However, such exercise may give rise to an alternative minimum tax liability (see "Alternative Minimum Tax" below).

Upon the exercise of a NQSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a NQSO will be subject to both wage and employment tax withholding.

The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a NQSO, the amount of ordinary income recognized by the optionholder upon exercise.

QUALIFYING DISPOSITION. If an optionholder disposes of shares of Company Common Stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price).

DISQUALIFYING DISPOSITION. If the optionholder disposes of shares of the Company Common Stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of such share's fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (I.E., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (I.E., if the total amount realized is less than the exercise price paid by the optionholder), then the loss will be a capital loss.

OTHER DISPOSITION. If an optionholder disposes of shares of Company Common Stock acquired upon exercise of a NQSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Company Common Stock acquired upon exercise of ISOs as discussed above) will be long-term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

ALTERNATIVE MINIMUM TAX. Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the optionholder's regular tax for the taxable year. Generally, AMT is computed at the rate of 26% of the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

The exercise of ISOs (but not NQSOs) will generally result in an upward adjustment to the optionholder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the optionholder's AMTI in the year the stock is disposed of.

     CONSEQUENCES TO THE COMPANY

There are no federal income tax consequences to the Company by reason of the grant of ISOs or NQSOs or the exercise of ISOs (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a NQSO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its withholding obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a NQSO. The Company will be required to withhold income and employment taxes (and pay the employer's shares of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of NQSOs.

     OTHER TAX CONSEQUENCES

The foregoing discussion is not a complete description of the federal income tax aspects of ISOs and NQSOs under the Executive Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Approval of the Executive Plan requires the affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote. If a choice has been specified by a stockholder by means of the ballot on the Proxy, the shares of Common Stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

                             EXECUTIVE COMPENSATION

       Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 1996, 1995, and 1994, for those persons who were, at December 31, 1996, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"). Footnotes supplement the information contained in the Tables.

                           SUMMARY COMPENSATION TABLE



                                                              LONG TERM
                                     ANNUAL COMPENSATION     COMPENSATION
                                     -------------------    --------------
                                                                AWARDS
                                                            --------------
            (A)                 (B)     (C)       (D)       (E)        (F)       (G)
                                                                    SECURITIES
                                                         RESTRICTED UNDERLYING ALL OTHER
                                                           STOCK      OPTIONS/  COMPEN-
         NAME AND                     SALARY    BONUS 1   AWARD(S)     SARS     SATION 3
    PRINCIPAL POSITION         YEAR     ($)       ($)       ($)        (#)        ($)
    ------------------         ----   -------   -------   --------   ------    --------
Harold J. Mellen, Jr.          1996   276,373   189,150         0         0     5,886
  --President & C.E.O.         1995   249,553   104,824         0    49,740     5,886
                               1994   191,779    50,577         0         0     4,500

Douglas C. Kane                1996   192,281   106,500         0         0     4,500
  --Executive Vice President   1995   181,210    58,910         0    27,952     4,500
  & Chief Operating Officer    1994   138,519    44,878         0         0     4,156

Ronald D. Tipton               1996   190,000   115,363         0         0     4,788
  --President & C.E.O. of      1995   179,039   101,997    31,680 2  32,955     3,975
  Montana-Dakota Utilities Co. 1994        --        --        --        --        --

Martin A. White                1996   135,856    52,350         0         0     4,076
  --Senior Vice President--    1995   128,312    23,514         0     8,925     3,849
  Corporate Development        1994   123,369    24,030         0         0     3,135

Lester H. Loble, II            1996   122,592    47,100         0         0     3,678
  --General Counsel &          1995   119,006    26,163         0     9,900     3,041
  Secretary                    1994   115,446    22,279         0         0     3,080



-----------------

1.  Granted pursuant to the Management Incentive Compensation Plan.

2. The restricted stock award is valued in the table at fair market value on the date of the grant. Its value at December 31, 1996 was $34,500. Non-preferential dividends are paid on the shares.

3. Totals shown are the Company contributions to the Tax Deferred Compensation Savings Plan, with the exceptions of Mr. Mellen, whose totals also include an insurance premium in the amount of $1,386 and Mr. Tipton, whose totals also include insurance premiums of $288.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


         (A)               (B)            (C)                       (D)                          (E)
                         SHARES                                  NUMBER OF
                        ACQUIRED                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED,
                           ON           VALUE               UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                        EXERCISE       REALIZED             AT FISCAL YEAR-END 1          AT FISCAL YEAR-END
                           (#)            ($)                      (#)                           ($)
                         ------        --------        ----------------------------   ---------------------------
        NAME                                           EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----                                           -----------    -------------   -----------   -------------
Harold J. Mellen, Jr..   20,610        $135,253            --            49,740         $    --        $223,830
Douglas C. Kane ......    7,750          50,359          10,610          27,952          76,923         125,784
Ronald D. Tipton .....    5,000          32,813           9,685          32,955          70,216         148,298
Martin A. White ......     --              --             8,040           8,925          58,290          40,163
Lester H. Loble, II ..    2,300          15,344           5,395           9,900          39,114          44,550

-----------------
1.  Vesting is accelerated upon a change in control.

                               PENSION PLAN TABLE

                                                                YEARS OF SERVICE
                    ---------------------------------------------------------------------------------------------------------
REMUNERATION            15                     20                      25                      30                      35
-------------       ---------               ---------               ---------               ---------               ---------
$125,000 ........   $ 77,875                $ 86,554                $ 95,232                $103,911                $112,589
 150,000 ........     91,953                 102,444                 112,935                 123,426                 133,917
 175,000 ........    106,030                 118,334                 130,637                 142,941                 155,244
 200,000 ........    120,108                 134,224                 148,340                 162,456                 176,572
 225,000 ........    134,185                 150,114                 166,042                 181,971                 197,899
 250,000 ........    148,263                 166,004                 183,745                 201,486                 219,227
 300,000 ........    176,418                 197,784                 219,150                 240,516                 261,882
 350,000 ........    195,933                 220,924                 245,915                 270,906                 295,897
 400,000 ........    206,808                 235,424                 264,040                 292,656                 321,272
 450,000 ........    217,683                 249,924                 282,165                 314,406                 346,647
 500,000 ........    228,558                 264,424                 300,290                 336,156                 372,022



       The table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan (SISP). Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits pre-retirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

       The Internal Revenue Code places maximum limitations on the amount of benefits that may be paid under the Salaried Pension Plan. The Company has adopted a non-qualified Supplemental Income Security Plan for senior management personnel. In 1996, 75 senior management personnel participated in the SISP including the Named Officers. Both plans cover salary shown in column (c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

       Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

       As of December 31, 1996, the Named Officers were credited with the following years of service under the plans; Mr. Mellen: Pension, 11, SISP, 11; Mr. Tipton: Pension, 13, SISP, 11; Mr. Kane: Pension, 25, SISP, 11; Mr. White:
Pension, 5, SISP, 5; and Mr. Loble: Pension, 9, SISP, 9. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

       Decisions on compensation for the Company's executive officers are made by the Compensation Committee of the Board of Directors. The Committee was created in 1967 and has been and is composed entirely of non-employee directors. In the late part of each calendar year, the Committee reviews and approves, with any modifications it deems appropriate, the Executive Compensation Policy for the executive officers including the Chief Executive Officer. The approved plan is implemented the following calendar year.

EXECUTIVE COMPENSATION POLICY

       The Executive Compensation Policy is designed to attract and retain qualified executive officers, to recognize above-average job performance and to provide a direct and strong link between Company performance and executive pay. The Board of Directors in 1994 adopted Stock Ownership Guidelines under which executives are required to own Company Common Stock valued from two times their annual salary to four times their annual salary (in the case of the Chief Executive Officer). Total compensation is intended to be competitive with that paid by comparable companies in the regulated electric and gas utility industry, relevant segments of the energy and mining industries and companies from general industry. There are four components of total executive compensation:

       (1)  Base salary;
       (2)  Management Incentive Compensation Plan;
       (3)  1992 Key Employee Stock Option Plan; and
       (4)  Restricted Stock Bonus Plan.

       As indicated above, the base salary component of compensation is designed to be competitive with that paid by comparable companies. An external consultant reviews comparative surveys including Edison Electric Institute Executive Compensation Survey, American Gas Association Top Management Survey, KPMG Peat Marwick LLP Oil and Gas Compensation Survey, PAS Inc. Executive Compensation Survey for Contractors, Towers Perrin Executive Compensation DataBank, and Executive Compensation Services Top Management Report. While the companies used in these surveys are not the same as the peer group of companies used in the Performance Graph, the Compensation Committee believes these surveys provide a broader base of data and are commonly used to set executive salaries. The Edison Electric Institute Executive Compensation Survey is a 1995 survey prepared by Edison Electric Institute and includes nearly 100 participants of diverse size, comprised of electric or electric/gas utility companies, utility parent companies or diversified parent companies. The American Gas Association Top
Management   Survey   is  a  1995   survey  of  salary   for  87   natural   gas
companies-distribution, transmission, combination (gas and electric) and integrated. The KPMG Survey includes 123 participants from the oil and gas industry and the PAS Survey for Contractors has over 250 participants. The Towers Perrin Executive Compensation DataBank is a 1995 survey of over 425 companies representing a variety of industries and revenue levels; and the Executive Compensation Services Top Management Report is a 1995-96 survey of executive compensation for 1,270 companies cutting across all major industry lines. The consultant used these two surveys, including data representative of the companies' revenue levels, for a general industry comparison. The external data from all these surveys is used to develop a market-consensus salary for each executive position. "Market-consensus salary" represents the market value for each position based upon the above referenced surveys. For executive officers the consensus reflects a 50 percent weighting of general industry data and a 50 percent weighting of utility industry data. The Compensation Committee sets a targeted range of compensation from 80%-115% around the market-consensus salary. The Compensation Committee uses this targeted range together with an analysis of the value of the executive position and individual evaluation to establish base salaries for executive officers. In the case of the Chief Executive Officer, the same methodology is used and, in addition, the Committee takes into consideration salary information from the peer group of companies in the Performance Graph.

       All executive officers are eligible for awards under the Company's various incentive plans referred to above. The Compensation Committee believes that offering incentives to executive officers will enhance the long-term performance of the Company, promote cost efficiency and further overall stockholder returns. The Committee uses these plans as it deems appropriate to achieve these goals. The Compensation Committee determines awards pursuant to these plans based generally on what it believes other similar companies are doing.

       The   Company  has  not   formulated   any  policy  with  regard  to  the
deductibility  of  qualifying  compensation  paid to  executive  officers  under
Section 162(m) of the Internal Revenue Code.

1996 COMPENSATION FOR EXECUTIVE OFFICERS AND CHIEF EXECUTIVE OFFICER

       Compensation paid to executive officers of the Company in 1996 was comprised of base salary, cash awards under the Management Incentive Compensation Plan and dividend equivalents accruing on option grants made previously under the 1992 Key Employee Stock Option Plan.

       Base salary increases for executive officers during 1996 ranged from 0% to 10.96% and averaged 4.87%. Salary increases were a function of (1) the Compensation Committee's assessment of the individual performance of each executive and (2) the current salary of each executive compared to that paid by comparable companies as determined by the external consultant (as discussed above). A more favorable performance appraisal permitted a larger increase. If the current salary lagged that paid by comparable companies, a larger increase was permitted. The base salaries during 1996 averaged 82.02% of the market-consensus salary for the Company's executive positions. For Mr. Mellen, the Chief Executive Officer, the consultant used the surveys described above and considered the salary information from the peer group of companies in the Performance Graph to determine the Chief Executive Officer market-consensus salary. The base salary of Mr. Mellen for the year 1996 reflected an increase of 10.96% over his 1995 base salary. The Committee determined Mr. Mellen's increase through consideration of the survey data discussed above, the Company's overall financial performance in 1996 and Mr. Mellen's individual performance including his personal role in achieving 1996 corporate performance. The Committee also considered Mr. Mellen's leadership in positioning the Company for the future in the rapidly-changing regulatory environment. The Committee did not give formal weighting to the criteria used in order to set salary increases for the executive officers or for the Chief Executive Officer.

       The  Management  Incentive  Compensation  Plan is structured so that cash incentive awards reflect the attainment of specific annual levels of performance. The performance measures used reflect both the stockholders' interest (earnings) and the customers' interest (cost efficiency). Additionally, individual performance is evaluated and appropriate adjustments to target award levels may be made. Target award levels are a percentage of each participant's assigned salary grade midpoint. The percentage for the Chief Executive Officer was 35% and for the other executive officers ranged from 20% to 30%. A target incentive fund is developed at the beginning of each plan year based upon the aggregate target award levels of all participants. The size of the fund will increase or decrease based upon actual Company performance in relation to the pre-established goals. Individual awards will be greater or lesser than target amounts based upon an assessment of individual performance. Awards can range from 0% (less than 90% of budgeted earnings per share) to 150% (more than 108% of budgeted earnings per share) of the target amount. The annual corporate performance targets for 1996 were based on the degree of achievement of 105% of budgeted earnings. As a result of actual earnings exceeding threshold level of performance, and individual performance goals being met, cash awards were made under the plan for the year 1996 to nine executive officers in the aggregate amount of $675,673. The Chief Executive Officer received $189,150 for the year 1996. This amount was a payout of 150% of the targeted award, based on the Company's actual earnings exceeding the threshold level of performance and upon individual performance.

       The 1992 Key Employee Stock Option Plan is to motivate executives to achieve specified long-term performance goals of the Company and to encourage ownership by them of the Common Stock of the Company. It is designed to reinforce financial and strategic objectives, to emphasize pay for performance, and to focus executive effort on long-term sustainable value creation. This aligns the interests of the executives with those of the stockholder. The plan consists of two elements: stock option grants and dividend equivalents.

       Since options and related dividend equivalents were granted in 1995 and the three year performance cycle (1995-97) is still running, the Compensation Committee determined that it was not necessary to grant further awards in 1996 to achieve the goals stated above.

       The Restricted Stock Bonus Plan provides for awards of restricted stock to individuals when designated by the Compensation Committee as having demonstrated superior individual performance. The awards serve as a motivator for long-term performance and as a retention device for individuals who have demonstrated superior performance. The executive has a stake in the Company's financial performance. Again, this aligns the interest of the executives with those of the stockholders. No awards were made under this plan during 1996.

       49.5% of the Chief Executive Officer's total compensation during 1996 was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting the dividend equivalents accrued on the 1995 option grants). An average of 40.1% of the total compensation of the other executive officers was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting the dividend equivalents accrued on the 1995 option grants). The Committee believes that having 49.5% of the compensation of the Chief Executive Officer and an average of 40.1% of the compensation of other executive officers at risk provides a direct and strong link between Company performance and executive pay.

            San W. Orr, Jr., Chairman                Homer A. Scott, Jr., Member
            John L. Olson, Member

MDU RESOURCES GROUP, INC.
COMPARISON OF FIVE YEAR TOTAL SHAREHOLDER RETURN 1

[The following table represents a graph in the printed piece.]

--------------------------------------------------------------------------------
                1991      1992      1993      1994      1995      1996
                ----      ----      ----      ----      ----      ----
MDU              100       113       142       130       150       183
S&P 500          100       108       118       120       165       203
Peer Group       100       111       122       111       138       142

--------------------------------------------------------------------------------

(1) All data is indexed to December 31, 1991, for the Company, the S&P 500, and the peer group. Total stockholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group are weighted according to the issuer's stock market capitalization at the beginning of the period. The peer issuers are Black Hills Corp., Cilcorp Inc., Equitable Resources Inc., Florida Progress Corp., Minnesota Power & Light Company, The Montana Power Company, ONEOK Inc., Questar Corp., South Jersey Industries, Teco Energy Inc., UGI Corp., and Utilicorp United Inc.


                             DIRECTORS' COMPENSATION

       Each Director who is not an officer of the Company (except the Chairman of the Board) receives $13,000 and 300 shares of Company Common Stock as an annual retainer for Board service. The Chairman receives $52,000 and 300 shares of Company Common Stock. Audit and Compensation Committee Chairmen each receive a $2,500 annual retainer, and Finance and Nominating Committee Chairmen each receive a $1,000 annual retainer. Additionally, each Director who is not an officer of the Company receives $1,000 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $1000 for each Committee meeting attended. All Directors except the Chairman of the Board must defer $1,000 of the retainer, which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. After a participating Director leaves the Board, dies or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock, converted to a dollar value and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Of the remaining cash retainer, each Director may direct the retainer be paid in one or a combination of the following forms: (1) deferred into the account described, (2) Company stock, or (3) cash.

       The Company also has a post-retirement arrangement for Directors who are not officers or retired officers of the Company which provides that after retirement from the Board, a Director is entitled to receive annual compensation in an amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

       The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

       Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions and business experience is set forth below.


NAME
----
Harold J. Mellen, Jr.

AGE
---
62

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
President and Chief Executive Officer. For information about Mr. Mellen, see "Election of Directors."

NAME
----
Cathleen M. Christopherson

AGE
---
52

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Ms. Christopherson was elected Vice President-Corporate Communications effective November 1989. Prior to that she served as Assistant Vice President-Corporate Communications effective September 1989 and Division Manager of Montana-Dakota Utilities Co., a Division of the Company, from August 1984.

NAME
----
Douglas C. Kane

AGE
---
47

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Executive Vice President and Chief Operating Officer. For information about Mr. Kane, see "Election of Directors."

NAME
----
Lester H. Loble, II

AGE
---
55

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. Loble was elected General Counsel and Secretary of the Company effective May 1987. Mr. Loble also serves as a Director and/or General Counsel and Secretary of the principal subsidiaries of the Company. Mr. Loble is also a member and the Secretary of the Managing Committee of Montana-Dakota Utilities Co., a Division of the Company.

NAME
----
Vernon A. Raile

AGE
---
52

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. Raile was elected Vice President, Controller and Chief Accounting Officer effective August 1992. Prior to that he was Controller and Chief Accounting Officer from May 1989, Assistant Treasurer from December 1987, and Tax Manager from March 1980.

NAME
----
Warren L. Robinson

AGE
---
46

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. Robinson was elected Vice President, Treasurer and Chief Financial Officer of the Company effective August 1992. He is also Treasurer and Assistant Secretary, or Secretary, of subsidiaries of the Company. Prior to that he served as Treasurer and Assistant Secretary from December 1989, and as Manager of Corporate Development and Assistant Treasurer from May 1989 to December 1989 and Manager of Corporate Development from October 1988.

NAME
----
Ronald D. Tipton

AGE
---
50

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. Tipton was elected President and Chief Executive Officer of Montana-Dakota Utilities Co. on January 1, 1995. Prior to that time he served Williston Basin Interstate Pipeline Company in the following capacities: President and Chief Executive Officer from May 1994, President from May 1990, Executive Vice
President from May 1989, Vice President-Gas Supply from January 1985. From January 1983 to January 1985 he was the Assistant Vice President-Gas Supply of Montana-Dakota Utilities Co.




NAME
----
Martin A. White

AGE
---
55

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. White was elected Senior Vice President-Corporate Development effective November 1995. Prior to that he served as Vice President-Corporate Development from November 1991.

NAME
----
Robert E. Wood

AGE
---
54

PRESENT CORPORATE POSITION AND BUSINESS EXPERIENCE
--------------------------------------------------
Mr. Wood has been Vice President-Public Affairs and Environmental Policy of the Company since August 1991. Before that he was Vice President-Public Affairs from June 1986. For five years prior thereto he served as Manager of Legislative Affairs for the Company.

                               SECURITY OWNERSHIP

       The table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 1996, by each director and each nominee for director, each Named Officer and by all directors and executive officers of the Company as a group.



                                                            AMOUNT AND NATURE
                                                         OF BENEFICIAL OWNERSHIP              PERCENTAGE OF CLASS
                                                      ------------------------------         ----------------------
           NAME                                       COMMON               PREFERRED         COMMON       PREFERRED
           -----                                      ------               ---------         ------       ---------

Thomas Everist ..............................           800                    --               *             --
Douglas C. Kane .............................        25,464(a)                 --               *             --
Lester H. Loble, II .........................        12,713(a)                 --               *             --
Harold J. Mellen, Jr. .......................        31,934(a)                 --               *             --
Richard L. Muus .............................         5,783                    --               *             --
Robert L. Nance .............................         3,477                    --               *             --
John L. Olson ...............................        15,600                    --               *             --
San W. Orr, Jr. .............................       172,051(b)                 --               *             --
Harry J. Pearce .............................            --                    --              --             --
John A. Schuchart ...........................       129,102(c)                 --               *             --
Homer A. Scott, Jr. .........................         3,929(d)                 --               *             --
Joseph T. Simmons ...........................         6,735                    --               *             --
Ronald D. Tipton ............................        17,314(a)                 --               *             --
Sister Thomas Welder ........................            --                    --              --             --
Martin A. White .............................        10,165(a)                 --               *             --
All directors and executive officers of the
 Company as a group (20 in number) ..........       476,577(a)                  6              1.7             *

--------
   *  Less than one percent of the class.

 (a) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan.

 (b) Mr. Orr serves as a co-trustee with shared voting and investment power of various trusts and as an officer and director of the corporate trustee for various other trusts holding these shares. Mr. Orr disclaims beneficial ownership of all but 1,811 shares held by the trusts.

 (c) Includes shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

 (d) Shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.


                         ACCOUNTING AND AUDITING MATTERS

     Upon recommendation of the Audit Committee, the Board of Directors has selected and employed the firm of Arthur Andersen LLP as the Company's independent certified public accountants to audit its financial statements for the fiscal year 1996. The Audit Committee is presently composed of Messrs. Richard L. Muus, John L. Olson, San W. Orr, Jr., and Homer A. Scott, Jr. (Chairman). This will be the eleventh year in which the firm has acted in this capacity. A representative of Arthur Andersen is expected to be present at the Annual Meeting of Stockholders. It is not anticipated that the representative will make a prepared statement at the meeting. However, he or she will be free to do so if he or she so chooses as well as responding to appropriate questions.

                                 OTHER BUSINESS

       The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                       1998 ANNUAL MEETING OF STOCKHOLDERS

       Under the Company's Bylaws, as recently amended, nominations for Director may be made only by the Board or the Nominating Committee, or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 90 days prior to the Company's annual meeting.

       The Bylaws also provide that no business may be brought before an annual meeting of the stockholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 90 days prior to the Company's annual meeting.

       These requirements are separate and apart from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Exchange Act. For purposes of the Company's Annual Meeting of Stockholders expected to be held on April 28, 1998, any stockholder who wishes to submit a proposal for inclusion in the Company's proxy materials must submit such proposal to the Secretary of the Company on or before November 3, 1997.

       A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company.

                              -------------------

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., 400 NORTH FOURTH STREET, BISMARCK, NORTH DAKOTA 58501.

                              By order of the Board of Directors,


                              /s/Lester H. Loble, II
                              ----------------------
                              LESTER H. LOBLE, II
                              SECRETARY

                              March 3, 1997

                                                                       EXHIBIT A

                            MDU RESOURCES GROUP, INC.
               1997 NON-EMPLOYEE DIRECTOR LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

       1.1 ESTABLISHMENT OF THE PLAN. MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive plan to be known as the "MDU Resources Group, Inc. 1997 Non-Employee Director Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other awards.

       The Plan shall become effective when approved by the stockholders at the annual meeting on April 22, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

       1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders and customers. The Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as directors of the Company.

       1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

ARTICLE 2. DEFINITIONS

       Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

       2.1 "AWARD" means, individually or collectively, a grant under the Plan of NQSOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

       2.2 "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

       2.3 "BASE VALUE" of an SAR shall have the meaning set  forth  in  Section
7.1 herein.

       2.4 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company.

       2.5 "CHANGE IN CONTROL" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (e) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company; or (f) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

       2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

       2.7 "COMMITTEE" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to Awards.

       2.8 "COMPANY" means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 15 herein.

       2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

       2.10 "DIVIDEND EQUIVALENT" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

       2.11 "EMPLOYEE" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party.

       2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

       2.13 "EXERCISE PERIOD" means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

       2.14 "FAIR MARKET VALUE" shall mean the average of the high and low sale prices as reported in the consolidated transaction reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

       2.15 "FREESTANDING SAR" means an SAR that is granted independently of any Option.

       2.16 "NON-EMPLOYEE DIRECTOR" means any person who is elected or appointed to the Board and who is not an Employee.

       2.17  "NONQUALIFIED  STOCK  OPTION" or "NQSO" means an option to purchase
Shares,   granted   under   Article  6  herein,  which  is not intended to be an
Incentive Stock Option under Section 422 of the Code.

       2.18 "OPTION" means a Nonqualified Stock Option.

       2.19 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

       2.20 "PARTICIPANT" means a Non-Employee Director who has outstanding an Award granted under the Plan.

       2.21 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

       2.22 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

       2.23 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 8 herein.

       2.24 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

       2.25 "RESTRICTED STOCK" means an Award of Shares granted to a Participant pursuant to Article 8 herein.

       2.26 "SHARES" means the shares of common stock of the Company.

       2.27 "STOCK APPRECIATION RIGHT" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

       2.28   "SUBSIDIARY"   means  any   corporation   that  is  a  "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

       2.29 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

ARTICLE 3. ADMINISTRATION

       3.1 THE COMMITTEE. The Plan shall be administered by any committee appointed by the Board or by the Board of Directors (the "Committee").

       3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

       3.3 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

       3.4 APPROVAL. The Committee or the Board shall approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act.

       3.5 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Participants and their estates and beneficiaries.

       3.6 COSTS. The Company shall pay all costs of administration of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

       4.1 NUMBER OF SHARES. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 200,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market.

       4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

       5.1 ELIGIBILITY. Persons eligible to participate in the Plan are any persons elected or appointed to the Board who are not Employees.

       5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Non-Employee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

       6.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to a Non-Employee Director at any time and from time to time, as shall be determined by the Committee.

       The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options.

       6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

       6.3 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve.

       A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

       The Option Price upon exercise of any Option shall be payable either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding, (d) by cashless exercise or (e) by a combination of (a), (b), (c), and/or (d).

       As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, there shall be delivered to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

       6.4 TERMINATION OF DIRECTOR STATUS. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's position on the Board of the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of director status.

       6.5 TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee and set forth in the Option Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 7. STOCK APPRECIATION RIGHTS

       7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to a Non-Employee Director at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

       The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

       The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option.

       7.2 SAR AWARD AGREEMENT. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

       7.3 EXERCISE AND PAYMENT OF SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

       Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

       A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

        (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value multiplied by

        (b) the number of Shares with respect to which the SAR is exercised.

       At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

       7.4 TERMINATION OF DIRECTOR STATUS. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's position on the Board of the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of director status.

       7.5 TRANSFERABILITY OF SARS. Except as otherwise determined by the Committee and set forth in the SAR Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 8. RESTRICTED STOCK

       8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to a Non-Employee Director at any time and from time to time, as shall be determined by the Committee.

       The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

       8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

       8.3 TRANSFERABILITY. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

       8.4 CERTIFICATE LEGEND. Each certificate representing Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

             "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. 1997
             Non-Employee Director Long-Term Incentive Plan, and in a Restricted Stock Award Agreement. A copy of such Plan and such Agreement may be obtained from MDU Resources Group,Inc."

       The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

       8.5 REMOVAL OF RESTRICTIONS. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

       8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

       8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty-five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made.

       8.8 TERMINATION OF DIRECTOR STATUS. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant's position on the Board of the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of director status.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

       9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to a Non-Employee Director at any time and from time to time, as shall be determined by the Committee.

       The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

       9.2 PERFORMANCE UNIT/PERFORMANCE SHARE AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the performance goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

       9.3 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Performance Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period."

       9.4 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

       9.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

       9.6 TERMINATION OF DIRECTOR STATUS. Each Performance Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Performance Share payment following termination of the Participant's position on the Board of the Company during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination of director status.

       9.7 TRANSFERABILITY. Except as otherwise determined by the Committee and set forth in the Performance Unit/Performance Share Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant's rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative.

ARTICLE 10. OTHER AWARDS

       The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on certain conditions and the payment of Shares in lieu of cash, or cash based on performance criteria established by the Committee. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

ARTICLE 11. BENEFICIARY DESIGNATION

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

       The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 12. DEFERRALS

       The Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. CHANGE IN CONTROL

       The terms of this Article 13 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

       Upon a Change in Control

        (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

        (b) Any restriction periods and restrictions imposed on Restricted Shares shall be deemed to have expired and such Restricted Shares shall become immediately vested in full; and

        (c) The target payout opportunity attainable under all outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants immediately following the effective date of the Change in Control the full amount of the targeted cash payout opportunities associated with outstanding cash-based Awards.

ARTICLE 14. AMENDMENT, MODIFICATION  AND TERMINATION

       14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

       14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the
Participant holding such Award, unless such termination, modification or amendment is required by applicable law.

ARTICLE 15. SUCCESSORS

       All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16. LEGAL CONSTRUCTION

       16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

       16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       16.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       16.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

                                                                       EXHIBIT B
                            MDU RESOURCES GROUP, INC.
                     1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSE AND DURATION

       1.1 ESTABLISHMENT OF THE PLAN. MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other awards.

       The Plan shall become effective when approved by the stockholders at the annual meeting on April 22, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

       1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders and customers.

       The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

       1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be made under the Plan on or after the day immediately preceding the tenth anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

       Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

       2.1 "AWARD" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

       2.2  "AWARD   AGREEMENT"   means  an  agreement   entered  into  by  each
Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

       2.3  "BASE VALUE" of an SAR shall have the  meaning set  forth in Section
7.1 herein.

       2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

       2.5 "CHANGE IN CONTROL" means the earliest of the following to occur:(a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (e) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company; or (f) any other event which shall be deemed by a majority of the compensation Committee to constitute a "change in control".

       2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

       2.7  "COMMITTEE"  means  the  committee,  as   specified  in  Article  3,
appointed by the Board to administer the Plan with respect to Awards.

       2.8 "COMPANY" means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 17 herein.

       2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

       2.10 "DISABILITY" means "permanent and total disability" as defined under Section 22(e)(3) of the Code.

       2.11 "DIVIDEND EQUIVALENT" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

       2.12  "ELIGIBLE   EMPLOYEE"   means   an  Employee  who  is  eligible  to
participate in the Plan, as set forth in Section 5.1 herein.

       2.13 "EMPLOYEE" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees for purposes of the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

       2.14  "EXCHANGE  ACT"   means the  Securities  Exchange  Act of 1934,  as
amended from time to time, or any successor act thereto.

       2.15 "EXERCISE PERIOD" means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

       2.16 "FAIR MARKET VALUE" shall mean the average of the high and low sale prices as reported in the consolidated transaction reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

       2.17 "FREESTANDING SAR" means an SAR that is granted independently of any Option.

       2.18 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

       2.19  "NONQUALIFIED  STOCK  OPTION" or "NQSO" means an option to purchase
Shares,   granted   under   Article  6  herein,  which  is not intended to be an
Incentive Stock Option under Section 422 of the Code.

       2.20 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

       2.21 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

       2.22 "PARTICIPANT" means an Employee of the Company who has outstanding an Award granted under the Plan.

       2.23 "PERFORMANCE UNIT" means an Award granted to an Employee, as described in Article 9 herein.

       2.24 "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 9 herein.

       2.25 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 8 herein.

       2.26 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

       2.27  "RESTRICTED   STOCK"   means  an  Award  of  Shares  granted  to  a
Participant pursuant to Article 8 herein.

       2.28  "SHARES" means the shares of common stock of the Company.

       2.29 "STOCK APPRECIATION RIGHT" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

       2.30  "SUBSIDIARY"   means   any   corporation   that  is  a  "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

       2.31 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

ARTICLE 3. ADMINISTRATION

       3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

       3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

       3.3 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

       3.4 APPROVAL. The Board or the Committee shall approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act.

       3.5 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

       3.6 COSTS. The Company shall pay all costs of administration of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

       4.1 NUMBER OF SHARES. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 1,200,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market.

       4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any

Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.


ARTICLE 5. ELIGIBILITY AND PARTICIPATION

       5.1 ELIGIBILITY. Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

       5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

       6.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

        The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs, or a combination thereof.

       6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or an NQSO.

       The Option Price for each Share purchasable under any Incentive Stock Option granted hereunder shall be not less than one hundred percent (100%) of the Fair Market Value per Share at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Company or of any Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, the Option Price for each Share shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. The Option Price will be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan.

       No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Company or of any Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

       6.3 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve.

       A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

       The Option Price upon exercise of any Option shall be payable either: (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding, (d) by cashless exercise or (e) by a combination of (a), (b), (c), and/or (d).

       As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, there shall be delivered to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

       6.4 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment. If the employment of a Participant by the Company or by any Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Participant may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment.

       6.5 TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee and set forth in the Option Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

       7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

       The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

       The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option.

       7.2 SAR AWARD AGREEMENT. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

       7.3 EXERCISE AND PAYMENT OF SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

       Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

       Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

       A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

        (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value multiplied by

        (b)  the number of Shares with respect to which the SAR is exercised.

       At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

       7.4 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

       7.5 TRANSFERABILITY OF SARS. Except as otherwise determined by the Committee and set forth in the SAR Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 8. RESTRICTED STOCK

       8.1  GRANT OF RESTRICTED  STOCK.   Subject to the terms and conditions of
the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee.

       The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

       8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

       8.3 TRANSFERABILITY. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

       8.4 CERTIFICATE LEGEND. Each certificate representing Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

             "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan, and in a Restricted Stock Award Agreement. A
             copy of such Plan and such  Agreement  may be obtained  from   MDU
             Resources Group, Inc."

       The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

       8.5 REMOVAL OF RESTRICTIONS. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

       8.6  VOTING  RIGHTS.   During  the  Period of  Restriction,  Participants
holding Restricted Stock may exercise full voting rights with respect to those Shares.

       8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty-five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made.

       8.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

       9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

       The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

       9.2 PERFORMANCE UNIT/PERFORMANCE SHARE AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the performance goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

       9.3 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Performance Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period."

       9.4 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

       9.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

       9.6 TERMINATION OF EMPLOYMENT. Each Performance Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Performance Share payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination of employment.

       9.7 TRANSFERABILITY. Except as otherwise determined by the Committee and set forth in the Performance Unit/Performance Share Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant's rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative.

ARTICLE 10. OTHER AWARDS

       The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of Shares in lieu of cash, or cash based on performance criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

ARTICLE 11. BENEFICIARY DESIGNATION

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

       The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 12. DEFERRALS

       The Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF EMPLOYEES

       13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

       13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL

       The terms of this Article 14 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

       Upon a Change in Control

        (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

        (b) Any restriction periods and restrictions imposed on Restricted Shares shall be deemed to have expired and such Restricted Shares shall become immediately vested in full; and

        (c) The target payout opportunity attainable under all outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants immediately following the effective date of the Change in Control the full amount of the targeted cash payout opportunities associated with outstanding cash-based Awards.

ARTICLE 15. AMENDMENT, MODIFICATION  AND TERMINATION

       15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment shall be made which shall increase the total number of Shares which may be issued and sold pursuant to Incentive Stock
Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. The Board of Directors of the Company is also authorized to amend the Plan and the Options granted hereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable.

       15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the
Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

ARTICLE 16. WITHHOLDING

       16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

       16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 17. SUCCESSORS

       All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

       18.1  GENDER  AND  NUMBER.   Except  where  otherwise  indicated  by  the
context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

       18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       18.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

(Front side of Proxy Card)

MDU RESOURCES GROUP, INC.                                                  PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 22, 1997.

The undersigned hereby appoints John A. Schuchart, Harold J. Mellen, Jr., and Lester H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Shares of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 A.M. (CDT), April 22, 1997, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. We are unable to respond to comments noted on this proxy. If you have comments, please send them in a separate letter.

YOUR VOTE FOR THE ELECTION OF DIRECTORS MAY BE INDICATED ON THE REVERSE SIDE OF THIS CARD. Nominees are: San W. Orr, Jr., Harry J. Pearce, John A. Schuchart, Homer A. Scott, Jr., and Sister Thomas Welder, O.S.B.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO 400 NORTH FOURTH STREET, BISMARCK, ND 58501, SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------------
(Reverse side of Proxy Card)

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: /X/

DIRECTORS RECOMMEND A VOTE "FOR" ON A., B. AND C. BELOW

To vote for all director nominees, mark the "FOR" box on item "A." To withhold voting for all nominees, mark the "WITHHELD" box. To withhold voting for a particular nominee, mark the "FOR ALL EXCEPT" box and enter name(s) of the exception(s) in the space provided; your shares will be voted for the remaining nominees.

                                                                                   FOR      WITHHELD   FOR ALL EXCEPT

 A. Election of All Director Nominees. Exceptions ______________________________   / /         / /          / /

                                                                                   FOR       AGAINST       ABSTAIN
 B. Approve the 1997 Non-Employee Director Long-Term Incentive Plan. ___________   / /         / /          / /

 C. Approve the 1997 Executive Long-Term Incentive Plan. _______________________   / /         / /          / /

 In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                                                                                SIGN HERE AS NAME(S) APPEAR AT LEFT

                                                                                -------------------------------------

                                                                                -------------------------------------
     `                                                                          PLEASE  SIGN THIS PROXY AND RETURN IT
                                                                                PROMPTLY  WHETHER  OR NOT YOU PLAN TO
                                                                                ATTEND THE MEETING.  IF SIGNING FOR A
                                                                                CORPORATION   OR  PARTNERSHIP  OR  AS
                                                                                AGENT,    ATTORNEY   OR    FIDUCIARY,
                                                                                INDICATE  THE  CAPACITY  IN WHICH YOU
                                                                                ARE  SIGNING.  IF YOU DO  ATTEND  THE
                                                                                MEETING AND DECIDE TO VOTE BY BALLOT,
                                                                                SUCH VOTE WILL SUPERSEDE THIS PROXY.

                                                                                DATE __________________________, 1997